Exhibit 99.2

United Stationers Inc.

Earnings Presentation Third Quarter 2012

October 22, 2012

1

Forward Looking Statements and Non-GAAP Measures

This presentation contains forward-looking statements, including references to goals, plans, strategies, objectives, projected costs or savings, anticipated future performance, results or events and other statements that are not strictly historical in nature. These statements are based on management’s current expectations, forecasts and assumptions. This means they involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied here. These risks and uncertainties include, but are not limited to the following: prevailing economic conditions and changes affecting the business products industry and the general economy; United’s ability to effectively manage its operations and to implement growth, cost-reduction and margin-enhancement initiatives; United’s reliance on key customers, and the risks inherent in continuing or increased customer concentration; United’s reliance on key suppliers and the supplier allowances and promotional incentives they offer; United’s reliance on independent resellers for a significant percentage of its net sales and, therefore, the importance of the continued independence, viability and success of these resellers; continuing or increasing competitive activity and pricing pressures within existing or expanded product categories, including competition from product manufacturers who sell directly to United’s customers; the impact of a loss of, or substantial decrease in, the availability of products or service from key vendors at competitive prices; United’s ability to maintain its existing information technology systems and the systems and eCommerce services that it provides to customers, and to successfully procure, develop and implement new systems and services without business disruption or other unanticipated difficulties or costs; the creditworthiness of United’s customers; United’s ability to manage inventory in order to maximize sales and supplier allowances while minimizing excess and obsolete inventory; United’s success in effectively identifying, consummating and integrating acquisitions; the risks and expense associated with United’s obligations to maintain the security of private information provided by United’s customers; the costs and risks related to compliance with laws, regulations and industry standards affecting United’s business; the availability of financing sources to meet United’s business needs; United’s reliance on key management personnel, both in day-to-day operations and in execution of new business initiatives; and the effects of hurricanes, acts of terrorism and other natural or man-made disruptions.

Shareholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For additional information about risks and uncertainties that could materially affect United’s results, please see the company’s Securities and Exchange Commission filings. The forward-looking information in this presentation is made as of this date only, and the company does not undertake to update any forward-looking statement. Investors are advised to consult any further disclosure by United regarding the matters discussed in this release in its filings with the Securities and Exchange Commission and in other written statements it makes from time to time. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete.

* This is non-GAAP information. A reconciliation of these items to the most comparable GAAP measures is presented on the company’s Website (www.unitedstationers.com) under the Investor Information section. Except as noted, all references within this presentation to financial resultsare presented in accordance with U.S. Generally Accepted Accounting Principles.

Certain prior-period amounts have been reclassified to conform to the current presentation.

October 22, 2012

Q3 2012 Headlines

Sales were flat, workday adjusted, compared to Q3 2011 at $1.3 billion. Earnings per diluted share were $0.91, compared to Q3 2011 EPS of $0.81. Gross margin rate of 15.8% was up from 15.3% last year.

Operating expenses in Q3 2012 were $140.1 million, compared to $135.1 million in the prior-year quarter, and were 10.9% of sales, up from 10.3% of sales in the prior-year quarter.

Operating income as a percent of sales was 4.9% even with last year’s quarter.

Net income was $36.8 million, compared to $35.8 million in Q3 2011. Net cash provided by operating activities was $107.4 million QTD

September 2012.

During the quarter, the Company repurchased 0.6 million shares for $13.2 million and paid a cash dividend of $5.3 million to common shareholders.

October 22, 2012

3

Third Quarter 2012 P&L

% to sales change

$% to Sales $% to Sales $ change% change Fav (Unfav)

$ thousands (except EPS) QTD Q3 2012 QTD Q3 2012 QTD Q3 2011 QTD Q3 2011 Fav (Unfav) Fav (Unfav) basis points

Net Sales $ 1,288,675 $ 1,310,029 $(21,354)(1.6%)

Workday Adjusted Sales Growth(0.1%)

Gross Margin 203,758 15.81% 199,751 15.25% 4,007 2.0% 56

Operating Expense 140,117 10.87% 135,117 10.32%(5,000)(3.7%)(55)

Operating Income 63,641 4.94% 64,634 4.93%(993)(1.5%) 1

Interest & Other 4,708 7,072 $ 2,364

Taxes 22,169 21,783 $(386)

Net Income 36,764 35,779 $ 985

Diluted Shares (000s) 40,530 44,202(3,672)(8.3%)

Diluted EPS $ 0.91 $ 0.81 $ 0.10 12.3%

October 22, 2012

4

YTD 2012 Headlines

Sales increased 1.4%, workday adjusted, from YTD September 2011 to $3.8 billion.

Adjusted earnings per diluted share were $2.01*, compared to an adjusted

YTD September 2011 EPS of $1.87*.

Gross margin rate of 14.9% was even with last year.

Adjusted operating expenses YTD September 2012 were $421.1 million*, compared to an adjusted $407.9 million* in the prior-year period, and were 11.0%* of sales, up from 10.7%* of sales in the prior-year period.

Adjusted operating income as a percent of sales was 4.0%*, down from last year’s adjusted 4.2%*.

Adjusted net income was $82.8 million*, compared to an adjusted $85.4 million* in YTD September 2011.

Net cash provided by operating activities was $155.7 million YTD September 2012.

During the year, the Company repurchased 2.4 million shares for $67.5 million and paid a cash dividend of $16.1 million to common shareholders.

October 22, 2012

5

YTD 2012 P&L

% to sales change

$% to Sales $% to Sales $ change% change Fav (Unfav)

$ thousands (except EPS) YTD Q3 2012 YTD Q3 2012 YTD Q3 2011 YTD Q3 2011 Fav (Unfav) Fav (Unfav) basis points

Net Sales $ 3,836,032 $ 3,804,110 $ 31,922 0.8%

Workday Adjusted Sales Growth 1.4%

Gross Margin 572,946 14.94% 566,362 14.89% 6,584 1.2% 5

Operating Expense 427,389 11.14% 413,917 10.88%(13,472)(3.3%)(26)

Operating Income 145,557 3.80% 152,445 4.01%(6,888)(4.5%)(21)

Interest & Other 18,944 20,504 1,560

Taxes 47,708 50,879 3,171

Net Income $ 78,905 $ 81,062 $(2,157)

Diluted Shares (000s) 41,229 45,718(4,489)(9.8%)

Diluted EPS $ 1.91 $ 1.77 $ 0.14 7.9%

Adjusted to exclude non-operating items *

Adjusted Operating Expense $ 421,142 10.98% $ 407,873 10.72% $(13,269)(3.3%)(26)

Adjusted Operating Income 151,804 3.96% 158,489 4.17%(6,685)(4.2%)(21)

Adjusted Net Income 82,778 85,429(2,651)(3.1%)

Adjusted Diluted EPS $ 2.01 $ 1.87 $ 0.14 7.5%

October 22, 2012

6

Sales by Product Category – Q3 2012

Q3 2012 Office Products

29%

Technology

30%

Industrial Janitorial/

8% Breakroom

26%

Furniture

7%

Sales Sales Sales Sales Sales

growth (decline) growth (decline) growth (decline) growth (decline) growth (decline)

Q3 2012 Q2 2012 Q1 2012 Q4 2011 Q3 2011

Category vs Q3 2011 vs Q2 2011 vs Q1 2011 vs Q4 2010 vs Q3 2010

Technology(4.5%)(2.8%)(6.2%)(4.9%)(0.5%)

Office Products 1.3%(0.8%) 1.8%(1.0%)(0.6%)

Janitorial/

Breakroom 2.3% 5.9% 12.0% 10.8% 10.6%

Industrial 7.0% 13.2% 21.3% 23.4% 23.7%

Furniture(2.9%) 0.3% 0.8%(11.3%)(9.7%)

October 22, 2012

7

Sales by Channel – Q3 2012

Q3 2012

Nationals

12%

Independent

& Other

88%

Sales growth Sales growth Sales growth Sales growth Sales growth

(decline)(decline)(decline)(decline)(decline)

Q3 2012 Q2 2012 Q1 2012 Q4 2011 Q3 2011

Channel vs Q3 2011 vs Q2 2011 vs Q1 2011 vs Q4 2010 vs Q3 2010

Independent

& Other 1.0% 3.6% 6.0% 4.6% 5.7%

Nationals(7.4%)(12.2%)(14.9%)(17.5%)(12.1%)

October 22, 2012

8

Gross Margin

dollars in millions

$200.0	20.0%

$175.0

$150.0	17.5%

$125.0

$100.0	15.0%

$75.0

$50.0	12.5%

$25.0

$- 10.0%

Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12

Dollars $182.4 $184.2 $199.7 $173.7 $180.9 $188.3 $203.8

Rate 14.7% 14.7% 15.3% 14.5% 14.2% 14.8% 15.8%

October 22, 2012

Adjusted Operating Expense*

dollars in millions

$150.0	15.0%

$125.0

$100.0	12.5%

$75.0

$50.0	10.0%

$25.0

$- 7.5%

Q1 11 * Q2 11 * Q3 11 Q4 11 * Q1 12 * Q2 12 Q3 12

Dollars $140.7 $132.0 $135.1 $128.6 $143.1 $137.9 $140.1

Rate 11.4% 10.5% 10.3% 10.7% 11.3% 10.8% 10.9%

October 22, 2012

Adjusted Operating Income*

dollars in millions

$70.0	6.0%

$60.0

$50.0	5.0%

$40.0

4.0%

$30.0

$20.0	3.0%

$10.0

$- 2.0%

Q1 11 Q2 11 Q4 11 Q1 12

Q3 11 Q2 12 Q3 12

****

Dollars $41.6 $52.2 $64.6 $45.2 $37.8 $50.3 $63.6

Rate 3.4% 4.2% 4.9% 3.8% 3.0% 3.9% 4.9%

October 22, 2012

Adjusted Earnings per Share*

shares in millions

$0.90

$0.80

$0.70

$0.60

$0.50

$0.40

$0.30

$0.20

$0.10

$-

Q1 11 * Q2 11 * Q3 11 Q4 11 * Q1 12 * Q2 12 Q3 12

EPS $0.47 $0.59 $0.81 $0.64 $0.45 $0.66 $0.91

Diluted Shares 46.656 46.340 44.202 43.010 42.420 40.887 40.530

October 22, 2012

Working Capital Summary

$ Millions 3/31/2011 6/30/2011 9/30/2011 12/31/2011 3/31/2012 6/30/2012 9/30/2012

Accounts Receivable $ 648.1 $ 669.5 $ 699.2 $ 659.2 $ 642.0 $ 655.0 $ 669.0

Inventories (LIFO) 636.2 632.1 615.5 741.5 672.3 692.9 643.6

Accounts Payable 422.4 443.5 410.8 499.3 433.7 446.6 443.0

Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12

Net Trade A/R DSO 41 41 42 42 40 40 40

Inventory Turns 6.4 6.8 7.1 6.1 6.2 6.4 6.5

A/P as % Inventory (LIFO) 66% 70% 67% 67% 65% 64% 69%

A/P as % Inventory (FIFO) 58% 61% 58% 60% 56% 56% 59%

October 22, 2012

Cash Flows

QTD QTD QTD QTD QTD QTD QTD 2012

$ Millions Q1 11 Q2 11 Q3 11 Q4 11 2011 Q1 12 Q2 12 Q3 12 YTD

Net Income $ 20.4 $ 24.9 $ 35.8 $ 27.9 $ 109.0 $ 15.1 $ 27.0 $ 36.8 $ 78.9

Depreciation & Amortization 9.0 8.9 8.7 8.4 35.0 8.8 9.0 9.2 27.0

Share-based compensation 3.7 6.7 2.7 2.6 15.7 1.9 1.3 2.0 5.2

Writedown on impaired assets 1.6—— 1.6—— -

Change in Accounts Receivable(19.8)(21.3)(30.6) 40.0(31.7) 17.6(13.2)(13.7)(9.3)

Change in Inventory 48.2 4.3 15.2(126.1)(58.4) 70.0(21.1) 49.7 98.6

Change in Accounts Payable 1.0 21.0(33.1) 88.5 77.4(65.3) 12.8(3.5)(56.0)

Change in Other Working Capital(18.7)(3.3) 21.7(17.0)(17.3)(2.4) 5.4 19.4 22.4

Change in Working Capital 10.7 0.7(26.8)(14.6)(30.0) 19.9(16.1) 51.9 55.7

Other(4.4)(8.9) 5.8 6.6(0.9)(17.8)(0.8) 7.5(11.1)

Adjusted cash provided by operating

activities 41.0 32.3 26.2 30.9 130.4 27.9 20.4 107.4 155.7

Capital Expenditures(9.8)(6.4)(4.6)(7.2)(28.0)(4.5)(5.8)(10.0)(20.3)

Proceeds from disposition of fixed assets—- 0.1—0.1 0.1 0.0 0.1 0.2

Net cash used for capital expenditures *(9.8)(6.4)(4.5)(7.2)(27.9)(4.4)(5.8)(9.9)(20.1)

Free Cash Flow * $ 31.2 $ 25.9 $ 21.7 $ 23.7 $ 102.5 $ 23.5 $ 14.6 $ 97.5 $ 135.6

October 22, 2012

Debt and Capitalization

$ Millions 3/31/2011 6/30/2011 9/30/2011 12/31/2011 3/31/2012 6/30/2012 9/30/2012

Debt $ 441.8 $ 441.8 $ 489.7 $ 496.8 $ 512.2 $ 527.1 $ 455.0

Equity 769.7 752.7 721.2 704.7 682.6 689.2 710.8

Total capitalization $ 1,211.5 $ 1,194.5 $ 1,210.9 $ 1,201.5 $ 1,194.8 $ 1,216.3 $ 1,165.8

Debt-to-total capitalization 36.5% 37.0% 40.4% 41.3% 42.9% 43.3% 39.0%

October 22, 2012